Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          I, Steven Goldman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to the annual report on Form 10-K/A of Isilon Systems, Inc. for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amendment No. 1 to the annual report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Isilon Systems, Inc.

Dated: August 8, 2007	By:	/s/ Steven Goldman
		Name:	Steven Goldman
		Title:	President, Chief Executive Officer and Director (Principal Executive Officer)